                                                                   Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                Cannae Holdings, Inc.

Address of Joint Filer:             1701 Village Center Circle
                                    Las Vegas, NV 89134

Relationship of Joint Filer to      10% Owner; Director
Issuer:

Issuer Name and Ticker or           Dun & Bradstreet Holdings, Inc. [DNB]
Trading Symbol:

Date of Earliest Transaction
Required to be Reported:            February 15, 2022

Designated Filer:             Cannae Holdings, Inc.

Signature:

Cannae Holdings, Inc.

/s/ Michael L. Gravelle
--------------------------------------
Name: Michael L. Gravelle
Title: Executive Vice President, General Counsel and Corporate Secretary
Date: February 17, 2022

                                                                   Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                 Cannae Holdings, LLC

Address of Joint Filer:              c/o Cannae Holdings, Inc.
                                     1701 Village Center Circle
                                     Las Vegas, NV 89134

Relationship of Joint Filer to       10% Owner; Director
Issuer:

Issuer Name and Ticker or            Dun & Bradstreet Holdings, Inc. [DNB]
Trading Symbol:

Date of Earliest Transaction
Required to be Reported:             February 15, 2022

Designated Filer:                    Cannae Holdings, Inc.

Signature:

Cannae Holdings, LLC

/s/ Michael L. Gravelle
--------------------------------------

Name: Michael L. Gravelle
Title: Managing Director, General Counsel and Corporate Secretary
Date: February 17, 2022

                                                                   Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                 DNB Holdco, LLC

Address of Joint Filer:              c/o Cannae Holdings, Inc.
                                     1701 Village Center Circle
                                     Las Vegas, NV

Relationship of Joint Filer to       10% Owner; Director
Issuer:

Issuer Name and Ticker or            Dun & Bradstreet Holdings, Inc. [DNB]
Trading Symbol:

Date of Earliest Transaction
Required to be Reported:             February 15, 2022

Designated Filer:              Cannae Holdings, Inc.
Signature:

DNB Holdco, LLC

/s/ Michael L. Gravelle
--------------------------------------
Name:  Michael L. Gravelle
Title:  Executive Vice President, General Counsel and Corporate Secretary
Date:    February 17, 2022